UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2025

CALIDI BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4475 Executive Drive, Suite 200, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 794-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	CLDI	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Consolidated Financial Statements

The Consolidated Financial Statements for the Fiscal Year ended December 31, 2023 as initially filed with the Company’s annual report on Form 10-K (“2023 Annual Report”) are being refiled in this Current Report on Form 8-K to give retroactive effect to the Company’s 1-for-10 reverse stock split of the shares of the Company’s Common Stock, par value $0.0001 per share, effective on July 15, 2024  (the “Reverse Stock Split”).

Attached as Exhibits are the auditor report and the consolidated financial statements, reflecting the Reverse Stock Split. This Form 8-K is being filed only for the purposes described above, and all other information in the 2023 Annual Report remains unchanged. Except for the matters noted above, the Exhibits to this Current Report do not reflect events occurring after the Company filed its 2023 Annual Report. Information contained in the Exhibits should be read in conjunction with and as a supplement to information contained in the 2023 Annual Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
99.1	Report of Independent Registered Public Accounting Firm (PCAOB ID 688) (incorporated herein by reference to the Financial Statements included in the Form S-1 filed by the Company on December 12, 2024)
99.2	Consolidated Balance Sheets (incorporated herein by reference to the Financial Statements included in the Form S-1 filed by the Company on December 12, 2024)
99.3	Consolidated Statements of Operations (incorporated herein by reference to the Financial Statements included in the Form S-1 filed by the Company on December 12, 2024)
99.4	Consolidated Statements of Convertible Preferred Stock and Stockholders’ Deficit (incorporated herein by reference to the Financial Statements included in the Form S-1 filed by the Company on December 12, 2024)
99.5	Consolidated Statements of Cash Flows (incorporated herein by reference to the Financial Statements included in the Form S-1 filed by the Company on December 12, 2024)
Notes to the Consolidated Financial Statements (incorporated herein by reference to the Financial Statements included in the Form S-1 filed by the Company on December 12, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIDI BIOTHERAPEUTICS, INC.
Dated: January 10, 2025
	By:	/s/ Andrew Jackson
	Name:	Andrew Jackson
	Title:	Chief Financial Officer